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                                                                    Exhibit 10.6

                                                                  EXECUTION COPY

                             STOCKHOLDERS AGREEMENT

         THIS STOCKHOLDERS AGREEMENT (the "AGREEMENT"), dated as of August 31, 2000, by and among Thomas F. Hewitt, J. William Richardson and Kevin P. Kilkeary (each a "STOCKHOLDER" and together the "STOCKHOLDERS") and CGLH Partners I LP and CGLH Partners II LP, each a Delaware limited partnership (together the "INVESTOR").

                                   WITNESSETH

         WHEREAS, contemporaneously with the execution hereof, Interstate Hotels Corporation, a Maryland corporation (the "COMPANY"), is entering into an amended and restated employment agreement with each of the Stockholders pursuant to which each Stockholder shall become, upon the closing of the transactions contemplated by the Securities Purchase Agreement to be entered into between the Company and the Investor (the "PURCHASE AGREEMENT"), the record holder of the number of shares of Series B Convertible Preferred Stock, par value $.01 per share (the "SERIES B PREFERRED STOCK") set forth beside such Stockholder's name below, and which Series B Preferred Stock shall vest over time; and

         WHEREAS the Stockholders and the Investors desire to enter into certain agreements with each of the Stockholders with respect to the Series B Preferred Stock to be granted to the Stockholders.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations herein set forth, the parties agree as follows:

         Section 1. Irrevocable Proxy. Each Stockholder as the record holder and beneficial owner of the below indicated shares of Series B Preferred Stock, hereby revokes all previous proxies and appoints CGLH Partners III LP, a Delaware limited partnership, as representative of the Investor, as the true and lawful proxy and attorney-in-fact for the undersigned to vote on any and all matters at any annual or special meeting of the holders of Series B Preferred Stock and to exercise any and all rights to execute written consent or approval and any similar right granted to all of the below indicated shares of Series B Preferred Stock of such Stockholder and all of the shares of Series B Preferred Stock hereafter acquired by such Stockholder pursuant to Section 2(a) of the Articles Supplementary to the Charter of the Company designating the Series B Preferred Stock (together such "STOCKHOLDER'S SHARES").

         Each Stockholder authorizes and directs the proxy holder to file this proxy with the Secretary of the Company and authorizes the proxy holder, and any subsequent proxy holder, to substitute another person as proxy holder and to file the substitution instrument with the Secretary of the Company.

         This proxy is irrevocable and is coupled with an interest in that it is given in consideration of the agreements herein between each Stockholder and the Investor, and is being delivered as an inducement for the Investor to allow such Stockholder to participate with the




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Company and affiliates of the Investor in an investment partnership. As such this proxy may not be revoked without the written consent of the Investor. Each Stockholder agrees not to attempt to vote such Stockholder's Shares, execute consents in respect thereof or grant proxies or assign rights to vote with respect to such Stockholder's Shares to any other party

         Section 2. Tag-Along Rights. (a) Subject to Section 2(d) below in the event that the Investor proposes to Sell (a "DISPOSITION") any Series B Preferred Stock to a person other than an affiliate or associate of the Investor or a Related Transferee (as such term is defined in the Investor Agreement, which appears as Exhibit C to the Securities Purchase Agreement) and other than to the Stockholders (a "PURCHASER"), in any private sale or any registered public offering, then the Investor shall provide notice (a "PROPOSAL NOTICE") of such proposed Disposition to each of the Stockholders no later than five (5) days prior to the proposed closing of such Disposition. Each Proposal Notice shall describe in reasonable detail the terms of the proposed Disposition, including, without limitation, (i) the identity and address of the Purchaser,
(ii) the number of shares of Series B Preferred Stock proposed to be Sold by the Investor (the "SALE STOCK"), (iii) the proposed amount and form of consideration to be paid by the Purchaser to the Investor and (iv) any other material terms or conditions of such proposed Disposition, and shall include a statement to the effect that the Purchaser has been informed of the Tag-Along Rights (as defined herein) and an acknowledgment by the Purchaser indicating that it has been so informed and agrees to such terms. A copy of the Proposal Notice shall promptly be sent to the Company.

                  (b) Subject to Sections 2(c) and 2(d) below, with respect to each proposed Disposition each Stockholder shall have the right (the "TAG-ALONG RIGHT") to require the Purchaser to purchase from such Stockholder and at the Price Per Share (as defined below) all or a portion of the number of shares of Series B Preferred Stock which represents the number of shares of Series B Preferred Stock obtained by multiplying (A) a fraction, the numerator of which is the number of shares of Sale Stock and the denominator of which is the number of shares of Series B Preferred Stock Beneficially Owned by the Investor and any Group of which it is a member as of the date of the Proposal Notice, times (B) the number of shares of Series B Preferred Stock Beneficially Owned by such Stockholder as of the date of the Proposal Notice.

                  (c) If the Purchaser declines to purchase all of the shares of Series B Preferred Stock of the Investor and the Stockholders to be sold pursuant to Section 2(b) hereof, each Stockholder shall have the right to require the Purchaser to purchase from such Stockholder and at the Price Per Share all or a portion of the number of shares of Series B Preferred Stock equal to the number obtained by multiplying (A) a fraction, the numerator of which is the number of shares of Series B Preferred Stock represented by the Sale Stock and the denominator of which is the number of shares of Series B Preferred Stock Beneficially Owned by the Investor and any Group of which it is a member and the Stockholders as of the date of the Proposal Notice, times (B) the number of shares of Series B Preferred Stock Beneficially Owned by the Stockholder as of the date of the Proposal Notice. The number of shares sold by the Investor shall be reduced to the extent any of the Stockholders choose to exercise their rights under this Section 2(c).



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                  (d) To exercise his Tag-Along Right such Stockholder shall provide to the Investor written notice of his election to exercise such right (an "ACCEPTANCE") no later than three (3) days after his receipt of a Proposal Notice (such three day period, the "ACCEPTANCE PERIOD"). After the lapse of the Acceptance Period within which the Investor shall not have received an Acceptance from the Stockholder, the Investor may consummate, without the participation of the Stockholder, a Sale to one or more purchasers, for consideration equal to or less than the purchase price specified in the Proposal Notice and on terms no more favorable to the Investor than those specified in the Proposal Notice.

                  (e) All Sales of shares of Series B Preferred Stock to the Purchaser by any Stockholder shall be on the same terms, including representations, warranties and covenants, as apply to the Investor in respect of the Sale of the Sale Stock.

                  (f) For purposes of this Agreement:

                  (i) "PER SHARE PRICE" means an amount equal to the quotient obtained by dividing (A) the aggregate purchase price to be paid by the Purchaser in respect of the Sale Stock by (B) the number of shares of Sale Stock;

                  (ii) "SELL" means to sell, or in any other way directly or indirectly transfer, assign, distribute, pledge, encumber or otherwise dispose of, either voluntarily or involuntarily, and the terms "SALE," "SELLING" and "SOLD" shall have meanings correlative to the foregoing; and

                  (iii) "GROUP" has the meaning as such term is used in Rule 13(d) of the Rules under the Securities Exchange Act of 1934.

         Section 3. Drag-Along Rights. (a) If the Investor proposes to Sell to any person or group of persons (other than an affiliate of the Investor or a Related Transferee and other than the Stockholders) (collectively, a "BUYER"), in a bona fide arm's-length transaction or series of transactions, including by way of a purchase agreement, tender offer, merger or other business combination transaction or otherwise, 10% or more (such percentage the "SALE PERCENTAGE") of the shares of Series B Preferred Stock beneficially owned by the Investor and any Group of which it is a member (any such transaction being referred to herein as a "MAJOR Sale"), then the Investor may elect to require each Stockholder to Sell the Sale Percentage of shares of Series B Preferred Stock beneficially owned by such Stockholder concurrently with such Major Sale to such Buyer at the purchase price per share, and upon the terms and conditions of, and with the same representations, warranties and covenants as apply to the Investor in, the Major Sale.

                  (b) The rights set forth in this Section 3(a) shall be exercised by giving notice (the "SECTION 3 NOTICE") to each Stockholder setting forth in detail the terms of the proposed Sale, including without limitation,
(i) the identity and address of the Buyer, (ii) the number of shares of Series B Preferred Stock proposed to be Sold by the Investor (the "SALE STOCK"), (iii) the proposed amount and form of consideration to be paid by the Buyer to the Investor and (iv) any other material terms or conditions of such proposed Disposition, and shall include a



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statement to the effect that the Buyer has been informed of the Drag-Along
Rights (as defined herein) and an acknowledgment by the Buyer indicating that it has been so informed and agrees to such terms, and (vi) the proposed closing date of the Major Sale, which proposed date (the "SECTION 3 CLOSING DATE") shall be the later of (A) a business day not less than 15 or more than 60 days after such Section 3 Notice is delivered to the Stockholders or (B) the fifth business day following the receipt of all regulatory or third party consents and approvals, if any, applicable to such Sale.

                  (c) Each Stockholder will (i) take all such actions as may be requested by Investor to carry out the purposes of this Section 3, and (ii) execute all documents containing such terms and conditions, including, without limitation, representations and warranties with respect to (x) matters of title to such Stockholder's securities and (y) the due authorization (or capacity) and due and valid execution and delivery by such Stockholder of documentation in respect of the Major Sale, as those executed by the Investor, and shall execute and deliver such other instruments and agreements as may be requested by the Investor. Each Stockholder shall be severally obligated to join on a pro-rata basis (based on such Shareholder's share of the aggregate proceeds paid in such Major Sale) in any indemnification that is to be provided in connection with such Major Sale, other than any such indemnification that relates specifically to a particular Stockholder, such as indemnification with respect to representations and warranties given by an Stockholder regarding such Stockholder's title to and ownership of shares of Series B Preferred Stock or valid authorization by such Stockholder with respect to such Major Sale.

                  Section 4. Purchase upon Termination.At any time after the termination of any Stockholder's employment with the Company the Investor shall have the right (but not the obligation) to acquire all of such Stockholder's Shares (the "PURCHASE INTEREST"), for an amount equal to the fair market value of such Purchase Interest as of the Purchase Interest Closing Date. The following procedure shall apply to such proposed acquisition:

                  (a) The Investor shall give notice (the "PURCHASE NOTICE") to such Stockholder specifying the fair market value for such Stockholder's Purchase Interest as of the date of such Purchase Notice, determined by the Investor in good faith. For a period of 10 days after the Purchase Notice has been given, the Investor and such Stockholder shall negotiate in good faith to mutually agree on such fair market value (the "PURCHASE PRICE").

                  (b) On a date mutually agreed by the Investor and the Stockholder, but in no event later than 20 days after the Purchase Notice has been given (such date, the "PURCHASE CLOSING DATE"), the Investor shall pay to the Stockholder the Purchase Price against the delivery of certificates or other instruments evidencing such shares of Series B Preferred Stock duly endorsed for transfer.

                  (c) Any dispute as to the fair market value of the Purchase Interest shall be submitted for final determination to a mutually acceptable investment banking firm of national reputation familiar with the valuation of companies in the hospitality and lodging industry (an



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"INVESTMENT BANKING FIRM"). In the event that the Investor and the Stockholder cannot agree on a mutually acceptable Investment Banking Firm within 10 business days, the Investor, on the one hand, and the Stockholder, on the other hand, shall each select one Investment Banking Firm, which two Investment Banking Firms shall jointly make such determination within 20 business days after the date of the Purchase Notice, or, if such two Investment Banking Firms are unable to agree on such determination, the two Investment Banking Firms shall, by the end of the 20th business day after the date of the Purchase Notice, select a third Investment Banking Firm and notify such third Investment Banking Firm in writing (with a copy to the Investor and the Stockholder) of their respective determinations of the fair market value of the Purchase Interest following which such third Investment Banking Firm shall, within 15 business days after the date of its selection, notify the Investor and the Stockholder in writing of its selection of one or the other of the two original determinations of the fair market value of the Purchase Interest, which determination shall be final and binding on the Investor and the Stockholder. The costs of the Investment Banking Firms shall be borne by the Investor.

                  Section 5. Notices.Any notice required or permitted to be given or made to a person under this Agreement shall be in writing and shall be deemed given or made: (i) when delivered in person, by overnight mail using a nationally recognized courier service at his address as shown below or by facsimile transmission (with call-back confirmation) at the facsimile number for such person shown below or (ii) three days after being placed in a United States Postal Service mailbox when sent by United States registered or certified mail to such person at his address as shown below.

                  (a)      if to Thomas F. Hewitt, to

                                    Thomas F. Hewitt
                                    Interstate Hotels Corporation
                                    680 Andersen Drive, Foster Plaza Ten
                                    Pittsburgh, Pennsylvania  15220
                                    Facsimile: (412) 937-8051

                  (b)      if to J. William Richardson, to

                                    J. William Richardson
                                    Interstate Hotels Corporation
                                    680 Andersen Drive, Foster Plaza Ten
                                    Pittsburgh, Pennsylvania  15220
                                    Facsimile: (412) 937-8051

                  (c)      if to Kevin P. Kilkeary, to

                                    Kevin P. Kilkeary
                                    Interstate Hotels Corporation
                                    680 Andersen Drive, Foster Plaza Ten
                                    Pittsburgh, Pennsylvania  15220
                                    Facsimile: (412) 937-8051


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                  (d)      if to the Investor, to

                                    CGLH Partners I LP and CGLH Partners II LP
                                    c/o Lehman Brothers Holdings Inc.
                                    200 Vesey Street
                                    12th Floor
                                    New York, New York  10285
                                    Facsimile: (212) 526-7006
                                    Attention: Joseph Flannery

                           with a copy to:

                                    Continental Gencom Holdings
                                    3250 Mary Street
                                    Suite 500
                                    Miami, Florida  33133
                                    Facsimile: (305) 445-4255
                                    Attention: Mr. K. Alibhai and Mr. S. Weiser

                           with a copy to:

                                    Stearns Weaver Miller Weissler Alhadeff &
                                    Sitterson, P.A.
                                    150 West Flagler Street, Suite 2200
                                    Miami, Florida  33130
                                    Facsimile: (305) 789-3395
                                    Attention: Richard E. Schatz, Esq.

                           with a copy to:

                                    Fried, Frank, Harris, Shriver & Jacobson
                                    1 New York Plaza
                                    New York, New York  10004
                                    Facsimile: (212) 859-8582
                                    Attention: Jonathan Mechanic, Esq.

                  (e)      if to the Company, to:

                                    Interstate Hotels Corporation
                                    680 Andersen Drive, Foster Plaza Ten
                                    Pittsburgh, Pennsylvania  15220
                                    Facsimile: (412) 920-5733
                                    Attention:  General Counsel



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                           with a copy to:

                                    Jones, Day, Reavis & Pogue
                                    North Point,
                                    901 Lakeside Avenue
                                    Cleveland, Ohio 44114-1190
                                    Facsimile:  (216) 759-0212
                                    Attention:  Zachary Paris, Esq.

Any such address for notice may be amended by such person by giving notice to all such other persons, in accordance with this Section.



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                                        SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                   /s/ Thomas F. Hewitt
Number of Shares of                                -----------------------------
Series B Preferred Stock: 100,000                  Thomas F. Hewitt


                                                   /s/ J. William Richardson
Number of Shares of                                -----------------------------
Series B Preferred Stock: 75,000                   J. William Richardson


                                                   /s/ Kevin P. Kilkeary
Number of Shares of                                -----------------------------
Series B Preferred Stock: 50,000                   Kevin P. Kilkeary




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                                        SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT


         CGLH PARTNERS I LP

By:      MK/CG-GP LLC
         General Partner

         By:      CG Interstate Associates, LLC
                  a Managing Member

                           By:      Continental Gencom Holdings, LLC
                                    its Sole Member

                                    By: /s/ Sherwood Weiser
                                       ---------------------------------
                                            Name: Sherwood Weiser
                                            Title: Authorized Signatory

By:      LB INTERSTATE GP LLC
         General Partner

         By:      PAMI LLC
                  its Sole Member

                           By: /s/ Joseph J. Flannery
                              ----------------------------------
                                    Name: Joseph J. Flannery
                                    Title: Authorized Signatory

CGLH PARTNERS II LP

By:      MK/CG-GP LLC
         General Partner

         By:      CG Interstate Associates, LLC
                  a Managing Member

                           By:      Continental Gencom Holdings, LLC
                                    its Sole Member

                                    By: /s/ Sherwood Weiser
                                       ---------------------------------
                                            Name: Sherwood Weiser
                                            Title: Authorized Signatory

By:      LB INTERSTATE GP LLC
         General Partner

         By:      PAMI LLC
                  its Sole Member

                           By: /s/ Joseph J. Flannery
                              ---------------------------------
                                    Name: Joseph J. Flannery
                                    Title: Authorized Signatory